Exhibit 10.3

MSCI

ADL_00074
1221 Avenue of the Americas New York, New York 10020 (212) 762-5800

June 21, 2001

Barclays Global Investors, N.A.

45 Fremont Street

San Francisco, California 94105

Attn: Fund Administration

Re:	Letter Agreement To Amend MSCI-BGI Fund Index License Agreement

Dear Sir:

This letter agreement (“Letter Agreement”) will amend the Index License Agreement For Funds, between Morgan Stanley Capital International Inc. (“MSCI”) and Barlcays Global Investors, N.A. (“Licensee”), dated March, 18, 2000 (the “License Agreement” or “Agreement”), as follows:

1.	In Exhibit A to the License Agreement, add the following MSCI Indexes:

****

MSCI Pacific Free ex-Japan

****

2.	The parties acknowledge that MSCI is in the process of revising its calculation methodology for these indexes and has published new Provisional Indexes for the entire MSCI index family. This Letter Agreement shall apply to the MSCI indexes using both the current calculation methodology and any revised methodology, including without limitation, a free-float calculation methodology.

3.	The License Agreement will remain in full force and effect as expressly amended herein. This Letter Agreement along with the License Agreement, as amended, constitutes the entire agreement and understanding of the parties with respect to the subject matter thereof.

[****] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Barclays Global Investors, N.A.

May 29, 2001

Please indicate your acceptance of this Letter Agreement by signing below.

Sincerely,

/s/ Simon Midgen
Simon Midgen

BARCLAYS GLOBAL INVESTORS, N.A.

By:	/s/ Bruce Lavine
Print Name/Title:	Bruce Lavine, CFO Individual Investor
Date Signed:	6/28/01

BARCLAYS GLOBAL INVESTORS, N.A.

By:	/s/ James G. Polisson
Print Name/Title:	James G. Polisson, Managing Director
Date Signed:	June 28, 2001